Sizzle Acquisition - Schedule of Fair Value of the Shares and Warrants (Details) - Fair Value of Equity Instruments Critical Metals Corp [Member]	Jun. 30, 2024 USD ($) $ / shares shares
Fair value of equity instruments to have been issued by CRML
Sizzle share consideration price (in Dollars per share) | $ / shares	$ 10.2
Sponsor shares (in Shares) | shares	4,221,600
Sizzle Public shares	$ 91,999
Total number of shares	4,313,599
Total fair value of equity instruments issued to Sizzle shareholders	43,998,710
Fair value of identifiable net assets of Sizzle:
Cash and cash equivalent	9,835,289
Proceeds from trust account attributable to not redeemed shares held by Empery	(8,819,744)
Accrued offering costs and expenses	(11,979,192)
Excise tax payable	(1,630,890)
Deferred underwriters fee	(8,150,000)
Income tax payable	(675,442)
Promissory note – related party	(1,459,437)
Listed warrants	(919,150)
Fair value of identifiable net assets of Sizzle at 29 February 2024	(23,798,566)
IFRS 2 listing expense	$ 67,797,276